Exhibit 99.1

LETTER OF TRANSMITTAL

Exchange Offer
For
All Outstanding
8 1/2% Senior Notes Due 2013
and
8 3/4% Senior Notes due 2016
of
Lear Corporation

Pursuant to the Prospectus dated December • , 2006

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY •  , 2007 UNLESS EXTENDED (THE “EXPIRATION DATE”).

The Exchange Agent for the Exchange Offer is:

Bank of New York

By Hand or Overnight Delivery
or
By Registered or Certified Mail:

Bank of New York

Corporate Trust Department
Reorganization Unit
101 Barclay Street — 7 East
New York, NY 10286
Attention: Mr. David A. Mauer
Facsimile Transmissions:
(Eligible Institutions Only)
(212) 298-1915

To Confirm by Telephone
or for Information Call:
(212) 815-3687

IF YOU DELIVER THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMIT INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, SUCH DELIVERY OR INSTRUCTIONS WILL NOT BE EFFECTIVE. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

Lear Corporation (the “Company”) is offering, upon the terms and subject to the conditions set forth in the Prospectus, dated December • , 2006 (the “Prospectus”), and in this Letter of Transmittal (which, together with any supplements or amendments hereto or thereto, collectively constitute the “Exchange Offer”) to exchange up to $300,000,000 aggregate principal amount of its 8 1/2% Series B Senior Notes due 2013 and up to $600,000,000 of its 8 3/4% Series B Senior Notes due 2016 (collectively, the “Exchange Notes”), which have been registered under the Securities Act, for a like aggregate principal amount of its original unregistered 8 1/2% Senior Notes due 2013 and 8 3/4% Senior Notes due 2016 (collectively, the “Original Notes”). Terms used herein with initial capital letters but not otherwise defined herein have the respective meanings ascribed to them in the Prospectus.

This Letter of Transmittal is to be completed by holders of Original Notes (i) if certificates representing Original Notes (“Certificates”) are to be forwarded herewith or (ii) unless an agent’s message (as defined in the Prospectus) is utilized, if delivery of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Prospectus under the caption “The exchange offer — Book-entry transfer.” Holders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption “The exchange offer — Guaranteed delivery procedures.” See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount of Original Notes on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF ORIGINAL NOTES
Aggregate Principal
Name(s) and Address(es) of		Amount of Original	Aggregate Principal
Registered Holders	Certificate	Notes Represented	Amount of Original
(Please Complete, if Blank)	Number(s)*	By Certificate(s)	Notes Tendered**

TOTAL PRINCIPAL AMOUNT TENDERED:
* Need not be completed if Original Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered the entire principal amount of its Original Notes.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By crediting the Original Notes to the Exchange Agent’s account at the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent’s Message in which the holder of the Original

Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) of Original Notes:

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING.

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

On the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby (i) sells, assigns, and transfers to, or upon the order of, the Company all right, title, and interest in and to the Original Notes tendered hereby and (ii) irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Original Notes, with full power of substitution (such power of attorney deemed to be an irrevocable power of attorney coupled with an interest), to (a) deliver Certificates evidencing such Original Notes, or transfer ownership of such Original Notes on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (b) present such Original Notes for transfer on the books of the registrar for the Original Notes, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign, transfer, and exchange the Original Notes tendered hereby and that, when the same are accepted by the Company for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims. The undersigned hereby further represents that (i) any Exchange Notes acquired in exchange for Original Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the holder of such Original Notes, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the Exchange Notes, (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and (iv) neither the undersigned nor any such other person is an “affiliate” (as defined in Rule 405 under the Securities Act) of the Company, or, if either is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act. If the undersigned is a broker-dealer that is to receive Exchange Notes for its own account in exchange for Original Notes, it further represents that such Original Notes were acquired as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” with respect to such Exchange Notes within the meaning of the Securities Act.

The undersigned acknowledges that this Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission, as set forth in no-action letters issued to third parties, that indicate that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold, or otherwise transferred by the holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, if such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement or understanding with any person to participate in a distribution of such Exchange Notes. However, the Securities and Exchange Commission has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the Securities and Exchange Commission would make a similar determination with respect to the Exchange Offer. If any holder of Original Notes is an affiliate of the Company or is engaged in, or intends to engage in or has any arrangement or understanding with any person to participate in, the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) cannot rely on the applicable interpretations of the staff of the Securities and Exchange Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment, and transfer of the Original Notes tendered hereby.

All authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the undersigned’s heirs, executors, administrators, trustees in bankruptcy, legal representatives, successors, and assigns and shall survive the death, incapacity, or dissolution of the undersigned.

The undersigned understands that the valid tender of Original Notes pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated herein under “Special Issuance Instructions,” please issue the Certificates representing the Exchange Notes and return any Original Notes not tendered or not accepted for exchange in the name(s) of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” please mail the Certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any certificates for Original Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Original Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3, 4 and 6)

To be completed ONLY (i) if Certificates for Exchange Notes and any Original Notes that are not accepted for exchange are to be issued in the name of and sent to someone other than the undersigned or (ii) if Original Notes tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Certificate(s) to:

Name: _ _

(Please Type or Print)

Address: _ _

(Include Zip Code)

 _ _

(Taxpayer Identification or Social Security No.)

(Please Also Complete Substitute Form W-9)

☐  Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility Account set forth below.

 _ _

(Book-Entry Transfer Facility
Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3, 4 and 6)
To be completed ONLY if Certificates for Exchange Notes and any Original Notes that are not accepted for exchange are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.
Mail Certificate(s) to:

Name: _ _

(Please Type or Print)

Address: _ _

(Include Zip Code)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

BROKER-DEALER STATUS

☐	Check this box if the beneficial owner of the Original Notes is a broker-dealer and such broker-dealer acquired the Original Notes for its own account as a result of market-making activities or other trading activities. IF THIS BOX IS CHECKED, PLEASE SEND A COPY OF THIS LETTER OF TRANSMITTAL TO DANIEL A. NINIVAGGI, ESQ., VIA FACSIMILE: (248) 447-4408.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

IMPORTANT:
SIGN HERE AND COMPLETE SUBSTITUTE FORM W-9 BELOW

Signature(s) of Holder(s) of Original Notes

Dated: _ _, 200

     (Must be signed by the registered holder(s) of Original Notes as their name(s) appear(s) on the certificates for the Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations, or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 3.)

Name:

(Please Type or Print)

Capacity (Full Title):

Address:

(Include Zip Code)

Area Code and Telephone No.:
(Home)

(Business)

Tax Identification or Social Security No.:
(Complete Substitute Form W-9 Below)

GUARANTEE OF SIGNATURE(S)
(See Instruction 3)

Authorized Signature(s):

Name:
(Please Type or Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone No.:

Dated: _ _ , 200

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.  Delivery of this letter of transmittal and original notes; guaranteed delivery procedures.

This Letter of Transmittal is to be completed by holders of Original Notes (a) if Certificates are to be forwarded herewith or (b) unless an agent’s message (as defined in the Prospectus) is utilized, if delivery of Original Notes is to be made by book-entry transfer pursuant to the procedures set forth in the Prospectus under the caption “The exchange offer — Book-entry transfer.” Certificates for all physically tendered Original Notes, or Book-Entry Confirmation (as defined below), as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or, at the option of the holder in the case of a book-entry tender of Original Notes, an agent’s message) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

Holders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption “The exchange offer — Guaranteed delivery procedures.” Pursuant to such procedures, (a) such tender must be made through an Eligible Institution (as defined in Instruction 3 below) prior to 5:00 p.m., New York City time, on the Expiration Date, (b) the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or, at the option of the holder in the case of a book-entry tender of Original Notes, an agent’s message) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby, and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the Expiration Date, the Certificates for all physically tendered Original Notes, in proper form for transfer, or confirmation of the book-entry transfer of the Original Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”), as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (c) the Certificates for all physically tendered Original Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date.

The method of delivery of this Letter of Transmittal, the Original Notes, and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Original Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. See “The exchange offer” in the Prospectus.

2.  Partial tenders (not applicable to note holders who tender by book-entry transfer).

If less than all of the Original Notes evidenced by a submitted Certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the boxes above entitled “Description of Original Notes — Aggregate Principal Amount of Original Notes Tendered.” A reissued Certificate representing the balance of nontendered Original Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE ORIGINAL NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3.  Signatures on this letter; bond powers and endorsements; guarantee of signatures.

If this Letter of Transmittal is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Certificates without any change whatsoever. If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of

Transmittal. If any tendered Original Notes are registered in different names on several Certificates, it will be necessary to complete, sign, and submit as many separate copies of this Letter of Transmittal as there are different registrations of Certificates. When this Letter of Transmittal is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no endorsements of Certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any Certificates transmitted hereby or separate bond powers are required. Signatures on such Certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder or holders of any Certificate(s) specified herein, such Certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Certificate(s) and signatures on such Certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

ENDORSEMENTS ON CERTIFICATES FOR ORIGINAL NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM THAT IS A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS, AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM, OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH AN “ELIGIBLE INSTITUTION”). SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE ORIGINAL NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER OF ORIGINAL NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH ORIGINAL NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER OF TRANSMITTAL OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.  Special issuance and delivery instructions.

Tendering holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and or substitute Certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Note holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such note holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.  Taxpayer identification number.

Federal income tax law generally requires that a tendering holder whose Original Notes are accepted for exchange must provide the Company (as payer) with such holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, the Exchange Agent may be required to withhold 28% of the amount of any reportable payments made after the exchange to such tendering holder of Exchange Notes. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS. Exempt holders of Original Notes (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each tendering holder of Original Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN) and that (a) the holder is exempt from backup withholding, (b) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status, signed under penalties of perjury attesting to such exempt status. These forms may be obtained from the Exchange Agent. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “applied for” in lieu of its TIN. Note: Checking this box and writing “applied for” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain 28% of reportable payments made to a holder during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within 60 days of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such 60-day period to such holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, such holder does not provide its TIN to the Exchange Agent within such 60-day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 28% of all reportable payments to the holder thereafter until such holder furnishes its TIN to the Exchange Agent.

6.  Transfer taxes.

The Company will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Original Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Original Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

7.  Waiver of conditions.

The Company reserves the absolute right to waive satisfaction of any or all conditions to the Exchange Offer set forth in the Prospectus.

8.  No conditional tenders.

No alternative, conditional, irregular, or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange. Neither the Company, the Exchange Agent, nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

9.  Mutilated, lost, stolen, or destroyed original notes.

Any holder whose Original Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  Withdrawal rights.

Tenders of Original Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal of a tender of Original Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address, or in the case of eligible institutions, at the facsimile number set forth above prior to

5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (a) specify the name of the person who tendered the Original Notes to be withdrawn (the “Depositor”), (b) identify the Original Notes to be withdrawn (including certificate number or numbers and the principal amount of such Original Notes), (c) contain a statement that such holder is withdrawing his election to have such Original Notes exchanged, (d) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the registrar with respect to the Original Notes register the transfer of such Original Notes in the name of the person withdrawing the tender, and (e) specify the name in which such Original Notes are registered, if different from that of the Depositor. If Original Notes have been tendered pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption “The Exchange Offer — Book-Entry Transfer,” any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Notes and otherwise comply with the procedures of such facility.

All questions as to the validity, form, and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in the Prospectus under the caption “The Exchange Offer — Book-Entry Transfer,” such Original Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Original Notes) promptly after the expiration or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

11.  Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, requests for additional copies of the Prospectus and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW.
PAYER’S NAME: BNY Midwest Trust Company

SUBSTITUTE Form W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER
Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“Tin”) Certification	Part 2 — TIN Applied For [ ]

Part 3 — CERTIFICATION — Under penalties of perjury, I certify that:

(1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person.

You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your return and you have not been notified by the IRS that you are no longer subject to backup withholding.
SIGNATURE _ _		DATE _ _

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number at the time of the exchange, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

SIGNATURE _ _      DATE _ _

NAME (Please Type or Print) _ _

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.  Social Security numbers (SSNs) have nine digits separated by two hyphens: e.g., 000-00-0000. Employer identification numbers (EINs) have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

Give the Social Security
For This Type of Account:	Number of —

1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5. Sole proprietorship or single-owner limited liability company account	The owner(3)

Give the Employer
For This Type of Account:	Identification Number of —

6. A valid trust, estate, or pension trust	The legal entity(4)
7. Corporate or limited liability company electing corporate status (on Form 8832)	The corporation
8. Religious, charitable, educational, association, club or other tax-exempt organization	The organization
9. Partnership or multi-member limited liability company	The partnership
10. A broker or registered nominee	The broker or nominee
11. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2) Circle the minor’s name and furnish the minor’s SSN.

(3)	Show the name of the individual owner, but you may also enter your business or “doing business as” name. You may use either your SSN or your EIN (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number
If you are a resident alien and you do not have and are not eligible to get a Social Security Number (“SSN”), your taxpayer identification number (“TIN”) is your IRS individual taxpayer identification number (“ITIN”). Enter it in the social security box. If you do not have an ITIN or TIN, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Form W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS website at www.irs.gov.

Section references in these guidelines are to the Internal Revenue Code of 1986, as amended.

Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on broker transactions include the following:

•	a corporation;
•	a financial institution;
•	an organization exempt from tax under Section 501(a), or an individual retirement plan;
•	the United States or any agency or instrumentality thereof;
•	a State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof;
•	a foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof;
•	an international organization or any agency or instrumentality thereof;
•	a dealer in securities or commodities registered in the United States, the District of Columbia or a possession of the United States;
•	a real estate investment trust;
•	a common trust fund operated by a bank under Section 584(a);
•	an entity registered at all times during the tax year under the Investment Company Act of 1940;
•	a foreign central bank of issue; and
•	a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

Payments of dividends and patronage dividends not generally subject to backup withholding also include the following:

•	payments to nonresident aliens subject to withholding under Section 1441;
•	payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner;
•	payments of patronage dividends not paid in money; and
•	payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding also include the following:

•	payments of interest on obligations issued by individuals (Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct TIN to the payer);
•	payments of tax-exempt interest (including exempt interest dividends under section 852);
•	payments described in Section 6049(b)(5) to nonresident aliens;
•	payments on tax-free covenant bonds under Section 1451;
•	payments made by certain foreign organizations; and
•	mortgage interest paid by you.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details see Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice.  Section 6109 requires you to give your correct TIN to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish TIN.  If you fail to furnish your correct TIN to a payer, you may be subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding.  If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you may be subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

2